UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                  _______________

                                     FORM 8-K

                                  CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported)
                         March 30, 2005 (March 30, 2005)
                                   ____________

                        DIALYSIS CORPORATION OF AMERICA
            (Exact name of registrant as specified in its charter)

          Florida                     0-8527               59-1757642
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)         Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                21090
   (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: (410) 694-0500

                                   Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On March 30, 2005, Dialysis Corporation of America issued a press release announcing its financial results reflecting record sales and earnings for the quarter and year ended December 31, 2004. A copy of the press release is being furnished as Exhibit (99) (i) to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K (including Exhibit
(99)(i)) is furnished pursuant to Item 2.02, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

         (99) Additional exhibits

              (i) Press Release dated March 30, 2005.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                         /s/ Stephen W. Everett
                                       By---------------------------------
                                         STEPHEN W. EVERETT
                                         President and Chief Executive
                                         Officer

Dated:  March 30, 2005

                                EXHIBIT INDEX

 Exhibit
 Number
 _______

  (99)     Additional Exhibits

           (i) Press Release dated March 30, 2005.